                                                                     EXHIBIT 4.4

                ONYX ACCEPTANCE CORPORATION
[ONYX LOGO]
                RENEWABLE UNSECURED SUBORDINATED NOTE SUBSCRIPTION AGREEMENT

                To purchase a renewable unsecured subordinated note(s), please complete this form and write a check made payable to ONYX ACCEPTANCE CORPORATION. Send the white copy of this form along with your check and any other documents requested below to the selling agent for the notes, SUMNER HARRINGTON LTD., 11100 WAYZATA BOULEVARD, SUITE 170, MINNEAPOLIS, MN 55305. Keep the yellow copy of this form for your records. If you have any questions, call the selling agent for the notes, SUMNER HARRINGTON AT 800-234-5777.

NOTE PURCHASE AMOUNT

                                    INTEREST PAYMENT SCHEDULE (please select one for each note)
    Note        Principal      ---------------------------------------------------------------------
    Term        Amount         Monthly*       Quarterly     Semi-Annually     Annually     Maturity
----------------------------------------------------------------------------------------------------
Three Month    $___________      [ ]             N/A            N/A             N/A          [ ]
  Six Month    $___________      [ ]             [ ]            N/A             N/A          [ ]
   One Year    $___________      [ ]             [ ]            [ ]             [ ]          [ ]
   Two Year    $___________      [ ]             [ ]            [ ]             [ ]          [ ]
 Three Year    $___________      [ ]             [ ]            [ ]             [ ]          [ ]
  Four Year    $___________      [ ]             [ ]            [ ]             [ ]          [ ]
  Five Year    $___________      [ ]             [ ]            [ ]             [ ]          [ ]
   Ten Year    $___________      [ ]             [ ]            [ ]             [ ]          [ ]

    TOTAL      $___________      *Monthly payment date (e.g. 1st, 15th, etc.)_____________________

FORM OF OWNERSHIP (please select one)

  [ ] INDIVIDUAL INVESTOR (with optional beneficiary)     [ ] CUSTODIAN FOR A MINOR

  [ ] JOINT TENANTS WITH RIGHT OF SURVIVORSHIP            [ ] OTHER IRA, SEP, 401(k), 403(b),
                                                              Keogh, trust, corporation, partnership, etc.
                                                              (Please include with this form a trust resolution
                                                              or the appropriate corporation or partnership documents
                                                              authorizing you to make this investment.)

NOTE PURCHASER

   Full Name of Individual Investor/First Joint Tenant/Minor/Entity/Administrator/Trustee

___________________________________________________________________________________________________________________________________
   First Name       Middle Name      Last Name          Social Security Number/Tax ID Number     Date of Birth (if applicable)

___________________________________________________________________________________________________________________________________
   Please identify your immediate family members by name

   Full Name of Beneficiary/Second Joint Tenant/Custodian (if applicable)

___________________________________________________________________________________________________________________________________
   First Name    Middle Name    Last Name       Social Security Number/Tax ID Number     Date of Birth (not required for custodians)


PRIMARY ADDRESS (Original correspondence will be sent to this address.)

__________________________________________________________________________________________
   Individual Investor, IRA Administrator, Trustee, Custodian, Partnership, etc.

__________________________________________________________________________________________
   Address

__________________________________________________________________________________________
   City                                  State                  Zip

__________________________________________________________________________________________
Daytime Phone (Include Area Code)              Evening Phone (Include Area Code)


SECONDARY ADDRESS (Optional--copies of correspondence will be sent to this address.)

__________________________________________________________________________________________
   Beneficiary, IRA Owner, Joint Tenant, Partner, etc.

__________________________________________________________________________________________
   Address

__________________________________________________________________________________________
   City                                  State                  Zip

__________________________________________________________________________________________
Daytime Phone (Include Area Code)              Evening Phone (Include Area Code)


PAYMENT ACCOUNT INFORMATION (All interest and principal payments on the notes will be deposited directly into this account.)

Bank name___________Routing # ___________ Account # _________ Account Owner_____

PASSWORD

When you call Sumner Harrington to discuss your investment, you may be asked to verify your identification by answering the following question. What is your mother's maiden name?___________________________________________________________

CERTIFICATION Under penalties of perjury, I hereby declare and certify that: (i) I am a bona fide resident of the state listed in the primary mailing address;
(ii) I have received and read the prospectus provided by Onyx Acceptance Corporation and the risks associated with this investment; (iii) the notes are an obligation of Onyx Acceptance Corporation only; (iv) the social security number or tax identification number listed above is correct; and (v) I am not subject to backup withholding, either because the Internal Revenue Service has not notified me that I am subject to backup withholding as a result of a failure to report all interest or dividends or I have been notified that I am no longer subject to backup withholding. I understand that my purchase offer is subject to the terms contained in the prospectus, may be rejected in whole or in part and will not become effective until accepted by Onyx Acceptance Corporation or its selling agent.


________________________________________________________________________________________________
Signature of Individual Investor/First Joint Tenant/Custodian/Authorized Person            Date


________________________________________________________________________________________________
Signature of Second Joint Tenant (if applicable)                                           Date



Office Use Only  ACTP____  DATE____  COMM____  ADVR____  SHDB____ SALU_____